SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2006

THE MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-6026	31-0742526
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No. )

7000 Midland Boulevard, Amelia, Ohio 45102-2607

(Address of principal executive offices) (Zip Code)

(513) 943-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant is re-filing with this Form 8-K/A revised versions of Exhibits 99.2 and 99.3 previously filed. The previously filed Exhibits 99.2 and 99.3, which are replaced and superseded in their entirety by the exhibits filed herewith, were revised to incorporate certain non-substantive and formatting changes along with a reclassification adjustment within presented segment information.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	– Press Release dated October 24, 2006 (incorporated by reference to Form 8-K filed on October 24, 2006).

99.2	– Supplemental Financial Information dated October 24, 2006.

99.3	– Supplemental Financial Information by Segment dated October 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDLAND COMPANY

Date: November 2, 2006	By:	/s/ W. Todd Gray
W. Todd Gray
Executive Vice President and Chief Financial Officer